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                                                                  Exhibit 10.6

                               SECURITY AGREEMENT


          THIS SECURITY AGREEMENT is made and entered into by and between DIVERSIFIED CORORATE RESOURCES, INC., a Texas corporation, whose address is 12801 N. Central Expwy., Suite 350, Dallas, Texas 75243 (herein referred to as "Secured Party"), and M. TED DILLARD whose address is 2016 St. Andrews, Richardson, TX 75082 (herein referred to as the "Debtor").

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants to Secured Party a security interest in and to the Collateral, as herein defined, and in connection therewith the parties hereby agree as follows:

          COLLATERAL. To secure payment of the "Indebtedness", as herein defined, Debtor hereby assigns, transfers and sets over to Secured Party, and grants to Secured Party, a security interest in and to the following assets (herein referred to as the "Collateral"): (a) 35,400 shares of common stock of the Secured Party, (b) such additional shares of common stock of the Secured Party as shall be required by the Secured Party based upon the terms of this Security Agreement, and (c) all proceeds (including insurance proceeds) from the sale, disposition, or other hypothecation of all or any part of the aforesaid assets.

          INDEBTEDNESS. The term "Indebtedness" as used herein, shall mean: all obligations payable to Secured Party by Debtor pursuant to the terms and conditions of that certain Promissory Note (the "Note") dated as of October 12, 1998, in the state amount of $125,300, payable by Maker to Secured Party.

          REPRESENTATIONS OF DEBTOR. Debtor represents, warrants and agrees as follows:

          (a) The Collateral will not be sold, transferred, pledged or made subject to a security agreement without the prior written consent of Secured Party.

          (b) Debtor will sign and execute alone or with Secured Party any financing statement or other document or procure any document, and pay all costs in connection therewith necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.

          (c) Debtor will, at Debtor's own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Secured Party may at any time reasonably request to protect, assure or enforce the interests, rights and remedies of Secured Party created by, provided in or emanating from this Security Agreement.

          (d) Debtor will pay to Secured Party all expenses (including expenses for legal services of every kind) of, or incidental to, the enforcement of any of the provisions of this Security Agreement, or incidental to the enforcement, repayment or collection of any of the Indebtedness, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise; and all such expenses shall be Indebtedness within the terms of this Security Agreement.

          (e) If the market value (the "Market Value") of the shares of common stock of Secured Party is not equal to the unpaid portion of the Note (the "Unpaid Amount"), the Debtor will assign, transfer and send over to Secured Party such number of shares of common stock of Secured Party as shall be sufficient to satisfy Secured Party's requirements that the Market Value is not at least equal to the Unpaid Amount. For purposes hereof, the Market Value of the common stock of Secured


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Party shall be based each day upon the closing price of the common stock of
Secured party on the American Stock Exchange.

          REPRESENTATIONS OF SECURED PARTY. Secured Party represents, warrants and agrees:

          (a) If the Market Value hereafter exceeds the Unpaid Amount, for a period of thirty (30) days, the Secured Party will release as Collateral such number of shares of common stock as shall equal the amount of the Market Value in excess of the Unpaid Amount. The actual number of shares of common stock to be released as Collateral shall be based upon the determination of the Board of Directors of Secured Party.

          (b) If and to the extent Debtor shall request in writing, and provided that the Market Value will equal or exceed the Unpaid Amount subsequent to any sale of Collateral, Secured Party shall allow the Collateral, in whole or in part, to be sold to repay the Unpaid Amount.

          (c) Secured Party will execute such additional documents as shall be equal to effectuate the provisions of this Security Agreement.

          REGULATION G. Both parties agree that this transaction may be subject to Regulation G issued by the Board of Governors of the Federal Reserve System, which may impose compliance obligations on Debtor.

          UNIFORM COMMERCIAL CODE. This Security Agreement shall constitute a valid and binding security agreement under the Uniform Commercial Code - Secured Transactions (herein called the "Code") creating in favor of Secured Party, until the Indebtedness is fully paid, a first and prior security interest in and to the Collateral. Accordingly, Debtor hereby acknowledges unto Secured Party that Secured Party shall have, in addition to any and all other rights, remedies and recourses afforded to Secured Party under this Security Agreement or the instruments, all rights, remedies and recourses afforded to secured parties by the Code.

          DEFAULT BY DEBTOR. There will be a default under this Security Agreement upon the happening of any of the following events or conditions (herein called an "Event of Default"):

          (a) If any Indebtedness secured by this Security Agreement, either principal or interest, is not paid within ten (10) business days after receipt of written notice of the default.

          (b) If the Debtor shall fail to comply with any of the Debtor's covenants or undertakings in any agreement, instrument or other document between the Debtor and the Secured Party, and said failure to comply shall continue for thirty (30) days after written notice of said failure from Secured Party.

          (c) If Debtor shall fail to comply with any of Debtor's covenants or agreements herein or in any promissory note, agreement, instrument or other document evidencing, relating to, or executed in connection with or as security for any of the Indebtedness (such documents are herein referred to as the "Security Instruments"), and said failure to comply shall continue for thirty
(30) days after receipt of written notice of said failure from Secured Party; provided, however, if there are any conflicts with respect to any provisions of this Security Agreement and the security instruments, the terms of the security instruments will govern and shall be controlling.

          (d) If Debtor (i) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of all or a substantial part of Debtor's assets, or (ii) files a voluntary petition in bankruptcy or fails generally to pay Debtor's debts as such debts become due, or (iii) makes a general assignment for the benefit of creditors, or (iv) files a petition or answers same wherein Debtor seeks reorganization or rearrangement with creditors or to take advantage of any insolvency law, or (v) files an answer admitting the material allegations of a petition filed against Debtor in any bankruptcy, reorganization, insolvency or similar proceeding.


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          (e) If an order, judgment or decree is entered by any court of competent jurisdiction, upon the application of a creditor or otherwise, adjudicating Debtor as bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee or liquidator of all or any substantial part of Debtor's assets.

          (f) If any warranty, representation or statement contained in this Security Agreement, or any agreement, instrument or other document made or furnished to Secured Party by or on behalf of Debtor in connection with this Security Agreement proves to have been false in any respect when made or furnished.

          REMEDIES.

          (a) When an Event of Default occurs, and at any time thereafter, Secured Party may declare all or a part of the Indebtedness immediately due and payable and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by the Code, as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise at law or in equity. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at any place to be designated by Secured Party which is reasonably convenient to both parties. For purposes of the notice requirements of the Code, Secured Party and Debtor agree that notice given at least ten (10) days prior to the related action hereunder is reasonable. Secured Party shall be entitled to immediate possession of the Collateral and all books and records evidencing same and shall have authority to enter upon any premises, upon which said items may be situated, and remove same therefrom. Expenses of retaking, holding, preparing for sale, selling, or the like ("Collection Costs"), shall include, without limitation, Secured Party's reasonable attorneys' fees and all such expenses shall be recovered by Secured Party before applying the proceeds from the disposition of the Collateral toward the Indebtedness. To the extent allowed by the Code, Secured Party may use Secured Party's discretion in applying the proceeds of any disposition of the Collateral to the Collection Costs or to the Indebtedness and Debtor will remain liable for any deficiency remaining after such disposition. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a waiver of any other.

          (b) Secured Party, in addition to the rights and remedies provided for in the preceding subparagraph, shall have all the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the state where the Collateral is located at the date of any such Event of Default, and Secured Party shall be entitled to all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and to resort to any remedy provided hereunder or provided by the Uniform Commercial Code as adopted in the state where the Collateral is located at the date of an Event of Default, or by any other law of such state, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          (c) Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

          SECURED PARTY'S RIGHTS.

          (a) This Security Agreement, Secured Party's rights hereunder or said Indebtedness hereby secured, may be assigned from time to time, and in any such case the assignee will be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party.

          (b) Upon the occurrence of an Event of Default, Secured Party may execute, sign,


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endorse, transfer or deliver, in the name of Debtor, notes, checks, drafts or other instrument for the payment of money and receipts or any other documents necessary to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

          (c) At Secured Party's option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may perform or cause to be performed Debtor's obligations under the Collateral to maintain the same in full force and effect. Debtor agrees to reimburse Secured Party on demand for any payment made, or expense incurred, by Secured Party pursuant to the foregoing authorization, plus interest thereon at the maximum rate of interest allowed by applicable law.

          (d) No remedy herein conferred upon or reserved to Secured Party is intended to be or shall be exclusive of any other remedy, but every remedy herein provided is cumulative and is in addition to every other remedy given hereunder or in any instrument executed in connection herewith, or now or hereafter existing at law or in equity, or by statute; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Secured Party to exercise any right or remedy arising from any default will impair any such right or remedy or will be construed to be a waiver thereof or of any such default or an acquiescence therein.

          ADDITIONAL RIGHTS OF SECURED PARTY. The right is expressly granted to Secured Party, that upon the occurrence of an Event of Default and at Secured Party's discretion, to receive the income distributions or distributions following dissolution, and dividends on the Collateral, and to hold the same as part of the Collateral or apply the same, or both, to the payment of the Indebtedness, all without notice and without liability except to account for property actually received by Secured Party.

          RELEASE OF SECURITY INTEREST. Upon full and complete payment of all sums owing and to be owing by Debtor to Secured Party and the termination of any obligations of Debtor under the Security Agreement, together with all costs incurred in connection therewith, at the request and expense of Debtor, Secured Party will make, execute and deliver a reassignment of the properties assigned hereby and of the monies, revenues, proceeds, benefits and payments, if any, that may be owing upon the aforesaid Collateral to Debtor but without covenant or warranty, however, of any kind or character, express or implied, and with the provisions that Secured Party will not be required or called upon to refund or account for any payments properly made to Secured Party which have been or may be properly applied to any Indebtedness secured or to be secured hereby.

          VALIDITY OF SECURITY INTEREST. No security taken hereafter as security for payment of any part or all of the Indebtedness shall impair in any manner or effect this Security Agreement; all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this Security Agreement as to the Collateral not expressly released, and this Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full.

          NOTICES. Any notice, request or other document shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at the following addresses, or such other address as such party may hereafter designate by written notice to all parties, which notice shall be effective as of the date of posting:


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          (a)      If to Secured Party:
                   Diversified Corporate Resources, Inc.
                   12801 N. Central Expwy., Suite 350
                   Dallas, Texas  75243
                   Attention:  CFO

          (b)      If to Debtor:
                   M. Ted Dillard
                   2016 St. Andrews
                   Richardson, TX  75082

          TEXAS LAW. This Security Agreement and the obligations of the parties hereunder is to be interpreted, construed and enforced in accordance with the laws of the State of Texas.

          SEVERABILITY. If any provision of this Security Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Security Agreement and the application of such provisions to other persons or circumstances is not to be affected thereby and is to be enforced to the full extent permitted by law.

          SUCCESSORS AND ASSIGNS. This Security Agreement inures to the benefit of, and is binding upon, Debtor and Secured Party and their respective heirs, legal representatives, successors and assigns.

          GENDER. The use of any gender herein shall include the other genders.

          SCOPE. Nothing herein contained will in any way limit or be construed as limiting the right of Secured Party to collect any note, item, sum or amount secured or to be secured hereby only out of the properties assigned hereby or out of the revenues, monies, proceeds, benefits and payments accruing and to accrue unto Debtor, under and by virtue of said Collateral, but it is expressly understood and provided that all such Indebtedness and amounts secured and to be secured hereby are, and shall constitute, absolute and unconditional obligations of Debtor to pay to Secured Party the amount provided for instruments executed in connection herewith and all agreements with reference thereto at the time and in the manner therein specified or provided. Debtor agrees that Debtor will, from time to time, and upon request of Secured Party, furnish satisfactory proof that the properties assigned hereby and the revenues, monies, proceeds, benefits and payments accruing and to accrue under said Collateral are free and clear of all lawful demands, claims and liens of any and all persons whomsoever.

          IN WITNESS WHEREOF, this Security Agreement is effective as of October 12, 1998, but is actually executed this 16th day of November 1998.

                                 DIVERSIFIED CORPORATE RESOURCES, INC.

                                 By:
                                    -------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                           ------------------------------------




                                           ------------------------------------
                                             M. Ted Dillard


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THE STATE OF TEXAS             )
                               )
COUNTY OF DALLAS               )

          This instrument was acknowledged before me, a Notary Public, on the ___ day of November, 1998, by _________________, as _________________ of
Diversified Corporate Resources, Inc., a Texas corporation, for and on behalf of such corporation and for the purposes therein set forth.



                            ----------------------------------------------------
                            Notary Public in and for the State of Texas


My Commission Expires:



THE STATE OF TEXAS             )
                               )
COUNTY OF DALLAS               )


          This instrument was acknowledged before me, a Notary Public, on the ___ day of November, 1998, by M. Ted Dillard.



                             --------------------------------------------------
                             Notary Public in and for the State of Texas



My Commission Expires:


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